UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): June 11, 2019 (June 11, 2019)

GLOBAL SELF STORAGE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-12681	13-3926714
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Hanover Square, 12th Floor
New York, NY 10005
(Address of principal executive offices) (Zip Code)

(212) 785-0900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

At the 2019 Annual Stockholders Meeting, stockholders holding 7,078,737 shares of common stock, par value $0.01 (the “Common Stock”) (being the only class of shares entitled to vote at the meeting), or 91.5%, of the Company’s  7,733,967 outstanding shares of Common Stock as of the record date for the meeting, attended the meeting or were represented by proxy. The Company’s stockholders voted on two matters presented at the meeting, each of which is discussed in more detail in the Company’s Proxy Statement.  In accordance with the Company's board of directors’ recommendations, Proposals 1 and 2 received the requisite number of votes to pass. The matters submitted for a vote and the related results of the stockholders’ votes were as follows:

Proposal 1:  Election of Directors

Election of George B. Langa as a director to serve until the 2020 Annual Stockholder Meeting and until his successor is duly elected and qualifies.

For	Withheld	Broker Non-Vote
2,209,877	621,618	4,247,242

Election of Thomas B. Winmill, Esq. as a director to serve until the 2020 Annual Stockholder Meeting and until his successor is duly elected and qualifies.

For	Withheld	Broker Non-Vote
2,388,008	443,487	4,247,242

Election of Mark C. Winmill as a director to serve until the 2020 Annual Stockholder Meeting and until his successor is duly elected and qualifies.

For	Withheld	Broker Non-Vote
2,693,855	137,640	4,247,242

Election of Russell E. Burke III as a director to serve until the 2020 Annual Stockholder Meeting and until his successor is duly elected and qualifies.

For	Withheld	Broker Non-Vote
2,276,372	555,123	4,247,242

Proposal 2:  Ratification of Accounting Firm

Ratify the appointment of Tait, Weller & Baker LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2019.

For	Against	Abstain	Broker Non-Vote
6,899,242	118,554	60,941	N/A

Item 9.01    Financial Statements and Exhibits.

(a)           Not applicable.

(b)           Not applicable.

(c)           Not applicable.

(d)           Exhibits – None.

* * *

EXHIBIT INDEX

None.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL SELF STORAGE, INC.

By:	/s/ Mark C. Winmill
Name:	Mark C. Winmill
Title:	President

Date: June 11, 2019